Exhibit 99.1

Jeff Hansen

Investor Relations

Marriott Vacations Worldwide Corporation

407.206.6149

Jeff.Hansen@mvwc.com

Ed Kinney

Corporate Communications

Marriott Vacations Worldwide Corporation

407.206.6278

Ed.Kinney@mvwc.com

Marriott Vacations Worldwide Reports Third Quarter 2015 Financial Results

Board of Directors authorizes the repurchase of an additional 2.0 million shares under the company’s share repurchase program

ORLANDO, Fla. – October 15, 2015 – Marriott Vacations Worldwide Corporation (NYSE: VAC) today reported third quarter 2015 financial results and provided updated guidance for the full year 2015.

Third quarter 2015 highlights:

•	Adjusted EBITDA totaled $51.7 million.

•	Adjusted fully diluted earnings per share (EPS) was $0.82, up from $0.81 in the third quarter of 2014.

•	North America contract sales, excluding residential sales, were $142.8 million.

•	Company adjusted development margin was 21.2 percent and North America adjusted development margin was 23.1 percent.

•	Resort management and other services revenues net of expenses totaled $26.4 million, up $3.3 million from the third quarter of 2014.

•	Rental revenues net of expenses totaled $13.5 million, up $2.5 million from the third quarter of 2014.

•	During the third quarter of 2015, the company repurchased $39.9 million of its common stock, bringing total 2015 repurchases through the end of the third quarter to $106.1 million.

•	In August 2015, the company completed a securitization of $264 million of vacation ownership notes receivable at a blended borrowing rate of 2.56 percent, generating gross proceeds of $255 million.

Third quarter 2015 net income was $21.6 million, or $0.67 diluted EPS, compared to net income of $25.6 million, or $0.75 diluted EPS, in the third quarter of 2014. Company development margin was 17.8 percent and North America development margin was 20.0 percent in the third quarter of 2015.

Non-GAAP financial measures such as adjusted EBITDA, adjusted net income, adjusted earnings per share and adjusted development margin are reconciled and adjustments are shown and described in further detail on pages A-1 through A-19 of the Financial Schedules that follow.

“On an overall basis, we are pleased with our third quarter financial results, delivering nearly $52 million of Adjusted EBITDA,” said Stephen P. Weisz, president and chief executive officer. “While our development business in the quarter was negatively impacted by a stronger U.S. dollar and unfavorable revenue reportability, our rentals, resort management and financing businesses remained strong. Excluding the impact of revenue reportability in the quarter, Adjusted EBITDA would have been nearly $59 million. Even with the headwinds from the stronger U.S dollar, we expect full year Adjusted EBITDA to be at the high end of our guidance of $222 million to $232 million, demonstrating the strength of our diversified business model.”

Marriott Vacations Worldwide Reports Third Quarter 2015 Financial Results / 2

Third Quarter 2015 Results

Company Results

Total company contract sales, excluding residential sales, were $159.8 million, $7.5 million lower than the third quarter of last year. The decrease was driven by $5.4 million of lower contract sales in the company’s North America segment, $1.2 million of lower contract sales in the company’s Europe segment and $0.9 million of lower contract sales in the company’s Asia Pacific segment.

Adjusted development margin was $31.3 million, a $4.8 million decrease from the third quarter of 2014. Adjusted development margin percentage was 21.2 percent in the third quarter of 2015 compared to 22.6 percent in the third quarter of 2014. Development margin was $24.4 million, a $9.0 million decrease from the third quarter of 2014. Development margin percentage was 17.8 percent in the third quarter of 2015 compared to 21.5 percent in the third quarter of 2014.

Rental revenues totaled $76.0 million, a $10.4 million increase from the third quarter of 2014, reflecting a 6 percent increase in transient keys rented, $4.3 million from revenue associated with operating hotels in San Diego and Surfers Paradise, Australia prior to conversion to timeshare, and higher plus points revenue. Rental revenues, net of expenses, were $13.5 million, a $2.5 million increase from the third quarter of 2014.

Resort management and other services revenues totaled $73.8 million, a $2.8 million increase from the third quarter of 2014. Resort management and other services revenues, net of expenses, were $26.4 million, a $3.3 million, or 14 percent, increase over the third quarter of 2014.

Financing revenues totaled $28.3 million, a $1.3 million decrease from the third quarter of 2014. Financing revenues, net of expenses and consumer financing interest expense, were $17.5 million, a $1.0 million decrease from the third quarter of 2014.

Adjusted EBITDA was $51.7 million in the third quarter of 2015, a $2.3 million, or 4.3 percent, decrease from $54.0 million in the third quarter of 2014. Excluding the impact of unfavorable revenue reportability in both years, Adjusted EBITDA would have been $58.6 million in the third quarter of 2015, a $1.8 million, or 3.2 percent, increase from $56.8 million in the third quarter of 2014.

Segment Results

North America

North America contract sales, excluding residential sales, were $142.8 million in the third quarter of 2015, a decrease of $5.4 million, or 3.6 percent, from the prior year period, driven by a stronger U.S. dollar that negatively impacted sales to Latin American and Japanese customers at certain sales locations by nearly $7 million year-over-year.

VPG decreased 1.4 percent to $3,428 in the third quarter of 2015 from $3,477 in the third quarter of 2014, driven by fewer points purchased per contract, offset partially by higher pricing and improved closing efficiency. Tours decreased 1.3 percent year-over-year.

Marriott Vacations Worldwide Reports Third Quarter 2015 Financial Results / 3

Third quarter 2015 North America segment financial results were $85.3 million, a decrease of $0.7 million from the third quarter of 2014. The decrease was driven primarily by $9.2 million of lower development margin and $1.1 million of lower financing revenues, offset partially by $3.3 million of higher resort management and other services revenues net of expenses, $3.1 million of higher rental revenues net of expenses, and $3.0 million related to a litigation settlement in the prior year period.

Adjusted development margin was $30.6 million, a $5.6 million decrease from the prior year quarter. Adjusted development margin percentage was 23.1 percent in the third quarter of 2015 compared to 25.5 percent in the third quarter of 2014. Development margin was $24.5 million, a $9.2 million decrease from the third quarter of 2014. Development margin percentage was 20.0 percent in the third quarter of 2015 compared to 24.4 percent in the prior year quarter.

Asia Pacific

Total contract sales in the segment were $6.9 million, a decrease of $0.9 million in the third quarter of 2015. Segment financial results were a loss of $4.1 million, a $5.1 million decrease from the third quarter of 2014, reflecting $4.2 million of transaction costs associated with the purchase of an operating Marriott hotel in Surfers Paradise, Australia. The company plans to convert a portion of this hotel into vacation ownership interests for future use and to sell the remaining downsized hotel to a third party.

Europe

Third quarter 2015 contract sales were $10.1 million, a decrease of $1.2 million from the third quarter of 2014. Segment financial results were $6.2 million, a $0.5 million decrease from the third quarter of 2014 due to lower development margin from lower contract sales and lower rental revenues net of expenses.

Share Repurchase Program

During the third quarter of 2015, the company purchased 479,612 shares of its common stock for a total of nearly $40 million under its share repurchase program. In total for 2015, through the end of the third quarter, the company repurchased approximately $106.1 million of its common stock.

On October 12, 2015, the Board of Directors authorized the company to repurchase up to 2.0 million additional shares of its common stock under its share repurchase program. Combined with the shares not yet purchased under its previous authorization, the company is authorized to purchase up to 3.6 million shares.

Marriott Vacations Worldwide Reports Third Quarter 2015 Financial Results / 4

Balance Sheet and Liquidity

On September 11, 2015, cash and cash equivalents totaled $321.7 million. Since the beginning of the year, real estate inventory balances declined $52.3 million to $716.0 million, including $351.9 million of finished goods and $364.1 million of land and infrastructure. The company had $780.2 million in gross debt outstanding at the end of the third quarter of 2015, an increase of $68.8 million from year-end 2014, consisting primarily of $776.6 million in gross non-recourse securitized notes. In addition, $40.0 million of gross mandatorily redeemable preferred stock of a subsidiary of the company was outstanding at the end of the third quarter of 2015.

In August 2015, the company completed a securitization of $264 million of vacation ownership notes receivable at a blended borrowing rate of 2.56 percent and an advance rate of 96.5 percent. Approximately $211 million of the vacation ownership notes receivable were purchased on August 13, 2015 by the MVW Owner Trust 2015-1 (the “2015-1 Trust”), and all or a portion of the remaining vacation ownership notes receivable may be purchased by the 2015-1 Trust prior to December 31, 2015. This transaction generated approximately $255 million of gross cash proceeds, of which $51 million will be held in restricted cash until the remaining notes are purchased during the fourth quarter. Approximately $6 million was used to pay transaction expenses and fund required reserves and the remainder will be used for general corporate purposes.

As of September 11, 2015, the company had approximately $197 million in available capacity under its revolving credit facility after taking into account outstanding letters of credit.

Outlook

The company is reaffirming the following guidance for the full year 2015:

Adjusted EBITDA	$222 million to $232 million
Adjusted net income	$108 million to $114 million
Adjusted company development margin	21 percent to 22 percent
Adjusted free cash flow	$175 million to $200 million

The company is providing the following updated guidance for the full year 2015:

	Current Guidance	Previous Guidance
Company contract sales growth (excluding residential)	0 percent to 2 percent	5 percent to 8 percent
Adjusted fully diluted earnings per share	$3.33 to $3.52	$3.29 to $3.48

Pages A-1 through A-19 of the Financial Schedules reconcile the non-GAAP financial measures set forth above to the following full year 2015 expected GAAP results: net income of $112 million to $119 million; fully diluted EPS of $3.46 to $3.68; company development margin of 21.1 percent to 22.1 percent; and net cash provided by operating activities of $165 million to $185 million.

Marriott Vacations Worldwide Reports Third Quarter 2015 Financial Results / 5

Third Quarter 2015 Earnings Conference Call

The company will hold a conference call at 10:00 a.m. EST today to discuss these results and the updated guidance for full year 2015. Participants may access the call by dialing (877) 407-8289 or (201) 689-8341 for international callers. A live webcast of the call will also be available in the Investor Relations section of the company’s website at www.marriottvacationsworldwide.com.

An audio replay of the conference call will be available for seven days and can be accessed at (877) 660-6853 or (201) 612-7415 for international callers. The conference ID for the recording is 13620306. The webcast will also be available on the company’s website.

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About Marriott Vacations Worldwide Corporation

Marriott Vacations Worldwide Corporation is a leading global pure-play vacation ownership company, offering a diverse portfolio of quality products, programs and management expertise with 61 resorts. Its brands include Marriott Vacation Club, The Ritz-Carlton Destination Club and Grand Residences by Marriott. Since entering the industry in 1984 as part of Marriott International, Inc., the company earned its position as a leader and innovator in vacation ownership products. The company preserves high standards of excellence in serving its customers, investors and associates while maintaining a long-term relationship with Marriott International. For more information, please visit www.marriottvacationsworldwide.com.

Note on forward-looking statements: This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about future operating results, estimates, and assumptions, and similar statements concerning anticipated future events and expectations that are not historical facts. The company cautions you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including volatility in the economy and the credit markets, supply and demand changes for vacation ownership and residential products, competitive conditions, the availability of capital to finance growth, and other matters referred to under the heading “Risk Factors” contained in the company’s most recent Annual Report on Form 10-K filed with the U.S Securities and Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this press release. These statements are made as of October 15, 2015 and the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Financial Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION

FINANCIAL SCHEDULES

QUARTER 3, 2015

TABLE OF CONTENTS

Consolidated Statements of Income - 12 Weeks Ended September 11, 2015 and September 12, 2014	A-1

Consolidated Statements of Income - 36 Weeks Ended September 11, 2015 and September 12, 2014	A-2

North America Segment Financial Results - 12 Weeks Ended September 11, 2015 and September 12, 2014	A-3

North America Segment Financial Results - 36 Weeks Ended September 11, 2015 and September 12, 2014	A-4

Asia Pacific Segment Financial Results - 12 Weeks Ended September 11, 2015 and September 12, 2014	A-5

Asia Pacific Segment Financial Results - 36 Weeks Ended September 11, 2015 and September 12, 2014	A-6

Europe Segment Financial Results - 12 Weeks Ended September 11, 2015 and September 12, 2014	A-7

Europe Segment Financial Results - 36 Weeks Ended September 11, 2015 and September 12, 2014	A-8

Corporate and Other Financial Results - 12 Weeks and 36 Weeks Ended September 11, 2015 and September 12, 2014	A-9

Consolidated Contract Sales to Sale of Vacation Ownership Products and Adjusted Development Margin
(Adjusted Sale of Vacation Ownership Products Net of Expenses) - 12 Weeks Ended September 11, 2015 and September 12, 2014

A-10

Consolidated Contract Sales to Sale of Vacation Ownership Products and Adjusted Development Margin
(Adjusted Sale of Vacation Ownership Products Net of Expenses) - 36 Weeks Ended September 11, 2015 and September 12, 2014

A-11

North America Contract Sales to Sale of Vacation Ownership Products and Adjusted Development Margin
(Adjusted Sale of Vacation Ownership Products Net of Expenses) - 12 Weeks Ended September 11, 2015 and September 12, 2014

A-12

North America Contract Sales to Sale of Vacation Ownership Products and Adjusted Development Margin
(Adjusted Sale of Vacation Ownership Products Net of Expenses) - 36 Weeks Ended September 11, 2015 and September 12, 2014

A-13

EBITDA and Adjusted EBITDA - 12 Weeks and 36 Weeks Ended September 11, 2015 and September 12, 2014	A-14

2015 Outlook - Adjusted Net Income and Adjusted Earnings Per Share - Diluted, Adjusted EBITDA and Adjusted Development Margin	A-15

2015 Outlook - Adjusted Free Cash Flow and Normalized Adjusted Free Cash Flow	A-16

Non-GAAP Financial Measures	A-17

Consolidated Balance Sheets	A-20

Consolidated Statements of Cash Flows	A-21

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

12 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands, except per share amounts)

	As Reported		As Adjusted	As Reported		As Adjusted
	12 Weeks Ended	Certain	12 Weeks Ended	12 Weeks Ended	Certain	12 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Revenues
Sale of vacation ownership products	$136,802	$—	$136,802	$155,384	$—	$155,384
Resort management and other services	73,828	—	73,828	70,981	—	70,981
Financing	28,294	—	28,294	29,545	—	29,545
Rental	76,039	—	76,039	65,620	—	65,620
Cost reimbursements	92,173	—	92,173	91,508	—	91,508

Total revenues	407,136	—	407,136	413,038	—	413,038

Expenses
Cost of vacation ownership products	40,776	—	40,776	48,640	—	48,640
Marketing and sales	71,628	—	71,628	73,380	—	73,380
Resort management and other services	47,409	—	47,409	47,857	—	47,857
Financing	5,488	—	5,488	5,434	—	5,434
Rental	62,567	—	62,567	54,605	—	54,605
General and administrative	23,214	(1,767)	21,447	21,932	—	21,932
Litigation settlement	—	—	—	3,225	(3,225)	—
Organizational and separation related	439	(439)	—	332	(332)	—
Consumer financing interest	5,289	—	5,289	5,605	—	5,605
Royalty fee	14,000	—	14,000	14,339	—	14,339
Impairment	—	—	—	26	(26)	—
Cost reimbursements	92,173	—	92,173	91,508	—	91,508

Total expenses	362,983	(2,206)	360,777	366,883	(3,583)	363,300

(Losses) gains and other (expense) income	(20)	20	—	207	(207)	—
Interest expense	(2,839)	—	(2,839)	(2,890)	—	(2,890)
Equity in earnings	50	—	50	38	—	38
Other	(5,181)	5,181	—	—	—	—

Income before income taxes	36,163	7,407	43,570	43,510	3,376	46,886
Provision for income taxes	(14,608)	(2,491)	(17,099)	(17,862)	(1,299)	(19,161)

Net income	$21,555	$4,916	$26,471	$25,648	$2,077	$27,725

Earnings per share - Basic	$0.69		$0.84	$0.77		$0.83

Earnings per share - Diluted	$0.67		$0.82	$0.75		$0.81

Basic Shares	31,455		31,455	33,374		33,374
Diluted Shares	32,128		32,128	34,366		34,366

	As Reported			As Reported
	12 Weeks Ended			12 Weeks Ended
	September 11, 2015			September 12, 2014
Contract Sales
Vacation ownership	$159,757			$167,245
Residential products	—			4,488

Total contract sales	$159,757			$171,733

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE:	Earnings per share - Basic and Earnings per share - Diluted are calculated using whole dollars. Beginning with the fourth quarter of 2014, we have combined results from Other into Resort management and other services and have recast prior year presentation for consistency.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

36 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands, except per share amounts)

	As Reported		As Adjusted	As Reported		As Adjusted
	36 Weeks Ended	Certain	36 Weeks Ended	36 Weeks Ended	Certain	36 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Revenues
Sale of vacation ownership products	$476,078	$(28,420)	$447,658	$452,796	$—	$452,796
Resort management and other services	212,308	—	212,308	209,348	—	209,348
Financing	85,640	—	85,640	90,002	—	90,002
Rental	224,880	—	224,880	190,972	—	190,972
Cost reimbursements	285,937	—	285,937	281,769	—	281,769

Total revenues	1,284,843	(28,420)	1,256,423	1,224,887	—	1,224,887

Expenses
Cost of vacation ownership products	150,857	(21,583)	129,274	138,925	—	138,925
Marketing and sales	228,760	(922)	227,838	216,827	(287)	216,540
Resort management and other services	135,298	—	135,298	141,061	200	141,261
Financing	16,478	—	16,478	15,976	—	15,976
Rental	184,560	—	184,560	166,386	—	166,386
General and administrative	68,883	(1,767)	67,116	66,913	—	66,913
Litigation settlement	(236)	236	—	(4,350)	4,350	—
Organizational and separation related	732	(732)	—	2,272	(2,272)	—
Consumer financing interest	16,558	—	16,558	17,967	—	17,967
Royalty fee	40,431	—	40,431	41,420	—	41,420
Impairment	—	—	—	860	(860)	—
Cost reimbursements	285,937	—	285,937	281,769	—	281,769

Total expenses	1,128,258	(24,768)	1,103,490	1,086,026	1,131	1,087,157

Gains and other income	9,492	(9,492)	—	1,849	(1,849)	—
Interest expense	(8,822)	—	(8,822)	(7,638)	—	(7,638)
Equity in earnings	148	—	148	156	—	156
Other	(6,453)	6,453	—	—	—	—

Income before income taxes	150,950	(6,691)	144,259	133,228	(2,980)	130,248
Provision for income taxes	(61,300)	1,288	(60,012)	(52,969)	1,238	(51,731)

Net income	$89,650	$(5,403)	$84,247	$80,259	$(1,742)	$78,517

Earnings per share - Basic	$2.81		$2.64	$2.35		$2.30

Earnings per share - Diluted	$2.75		$2.59	$2.28		$2.23

Basic Shares	31,870		31,870	34,180		34,180
Diluted Shares	32,550		32,550	35,161		35,161

	As Reported			As Reported
	36 Weeks Ended			36 Weeks Ended
	September 11, 2015			September 12, 2014
Contract Sales
Vacation ownership	$495,645			$487,082
Residential products	28,420			10,814

Total contract sales	$524,065			$497,896

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE:	Earnings per share - Basic and Earnings per share - Diluted are calculated using whole dollars. Beginning with the fourth quarter of 2014, we have combined results from Other into Resort management and other services and have recast prior year presentation for consistency.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA SEGMENT

12 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands)

	As Reported		As Adjusted	As Reported		As Adjusted
	12 Weeks Ended	Certain	12 Weeks Ended	12 Weeks Ended	Certain	12 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Revenues
Sale of vacation ownership products	$122,908	$—	$122,908	$138,179	$—	$138,179
Resort management and other services	64,437	—	64,437	61,956	—	61,956
Financing	26,399	—	26,399	27,519	—	27,519
Rental	65,135	—	65,135	55,216	—	55,216
Cost reimbursements	83,561	—	83,561	81,031	—	81,031

Total revenues	362,440	—	362,440	363,901	—	363,901

Expenses
Cost of vacation ownership products	35,736	—	35,736	41,394	—	41,394
Marketing and sales	62,652	—	62,652	63,092	—	63,092
Resort management and other services	39,175	—	39,175	40,021	—	40,021
Rental	53,742	—	53,742	46,962	—	46,962
Litigation settlement	—	—	—	2,975	(2,975)	—
Organizational and separation related	59	(59)	—	120	(120)	—
Royalty fee	2,228	—	2,228	2,529	—	2,529
Impairment	—	—	—	26	(26)	—
Cost reimbursements	83,561	—	83,561	81,031	—	81,031

Total expenses	277,153	(59)	277,094	278,150	(3,121)	275,029

(Losses) gains and other (expense) income	(4)	4	—	207	(207)	—
Equity in earnings	54	—	54	50	—	50

Segment financial results	$85,337	$63	$85,400	$86,008	$2,914	$88,922

	As Reported			As Reported
	12 Weeks Ended			12 Weeks Ended
	September 11, 2015			September 12, 2014
Contract Sales
Vacation ownership	$142,787			$148,154
Residential products	—			4,488

Total contract sales	$142,787			$152,642

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE:	Beginning with the fourth quarter of 2014 we have combined results from Other into Resort management and other services and have recast prior year presentation for consistency.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA SEGMENT

36 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands)

	As Reported		As Adjusted	As Reported		As Adjusted
	36 Weeks Ended	Certain	36 Weeks Ended	36 Weeks Ended	Certain	36 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Revenues
Sale of vacation ownership products	$406,784	$—	$406,784	$404,111	$—	$404,111
Resort management and other services	189,206	—	189,206	184,596	—	184,596
Financing	79,809	—	79,809	83,887	—	83,887
Rental	202,606	—	202,606	168,943	—	168,943
Cost reimbursements	260,452	—	260,452	251,616	—	251,616

Total revenues	1,138,857	—	1,138,857	1,093,153	—	1,093,153

Expenses
Cost of vacation ownership products	117,071	—	117,071	120,332	—	120,332
Marketing and sales	199,506	—	199,506	187,501	—	187,501
Resort management and other services	115,244	—	115,244	119,637	—	119,637
Rental	163,481	—	163,481	145,984	—	145,984
Litigation settlement	(370)	370	—	(4,600)	4,600	—
Organizational and separation related	313	(313)	—	525	(525)	—
Royalty fee	5,174	—	5,174	6,026	—	6,026
Impairment	—	—	—	860	(860)	—
Cost reimbursements	260,452	—	260,452	251,616	—	251,616

Total expenses	860,871	57	860,928	827,881	3,215	831,096

Gains and other income	9,534	(9,534)	—	1,897	(1,897)	—
Equity in earnings	156	—	156	170	—	170

Segment financial results	$287,676	$(9,591)	$278,085	$267,339	$(5,112)	$262,227

	As Reported			As Reported
	36 Weeks Ended			36 Weeks Ended
	September 11, 2015			September 12, 2014
Contract Sales
Vacation ownership	$449,385			$433,928
Residential products	—			10,814

Total contract sales	$449,385			$444,742

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE:	Beginning with the fourth quarter of 2014 we have combined results from Other into Resort management and other services and have recast prior year presentation for consistency.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

ASIA PACIFIC SEGMENT

12 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands)

	As Reported		As Adjusted	As Reported		As Adjusted
	12 Weeks Ended	Certain	12 Weeks Ended	12 Weeks Ended	Certain	12 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Revenues
Sale of vacation ownership products	$6,303	$—	$6,303	$7,641	$—	$7,641
Resort management and other services	2,212	—	2,212	891	—	891
Financing	1,008	—	1,008	1,038	—	1,038
Rental	2,569	—	2,569	1,573	—	1,573
Cost reimbursements	609	—	609	703	—	703

Total revenues	12,701	—	12,701	11,846	—	11,846

Expenses
Cost of vacation ownership products	1,432	—	1,432	1,959	—	1,959
Marketing and sales	4,022	—	4,022	4,526	—	4,526
Resort management and other services	2,264	—	2,264	695	—	695
Rental	4,129	—	4,129	2,762	—	2,762
Royalty fee	139	—	139	159	—	159
Cost reimbursements	609	—	609	703	—	703

Total expenses	12,595	—	12,595	10,804	—	10,804

Gains and other income	1	(1)	—	—	—	—
Equity in earnings	(4)	—	(4)	(12)	—	(12)
Other	(4,159)	4,159	—	—	—	—

Segment financial results	$(4,056)	$4,158	$102	$1,030	$—	$1,030

	As Reported			As Reported
	12 Weeks Ended			12 Weeks Ended
	September 11, 2015			September 12, 2014
Contract Sales
Vacation ownership	$6,877			$7,784
Residential products	—			—

Total contract sales	$6,877			$7,784

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE:	Beginning with the fourth quarter of 2014 we have combined results from Other into Resort management and other services and have recast prior year presentation for consistency.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

ASIA PACIFIC SEGMENT

36 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands)

	As Reported		As Adjusted	As Reported		As Adjusted
	36 Weeks Ended	Certain	36 Weeks Ended	36 Weeks Ended	Certain	36 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Revenues
Sale of vacation ownership products	$50,156	$(28,420)	$21,736	$21,863	$—	$21,863
Resort management and other services	4,039	—	4,039	2,723	—	2,723
Financing	3,057	—	3,057	3,142	—	3,142
Rental	6,424	—	6,424	5,129	—	5,129
Cost reimbursements	2,107	—	2,107	2,366	—	2,366

Total revenues	65,783	(28,420)	37,363	35,223	—	35,223

Expenses
Cost of vacation ownership products	25,231	(21,583)	3,648	5,459	—	5,459
Marketing and sales	14,011	(922)	13,089	12,547	—	12,547
Resort management and other services	3,769	—	3,769	2,037	—	2,037
Rental	9,419	—	9,419	8,294	—	8,294
Royalty fee	446	—	446	483	—	483
Cost reimbursements	2,107	—	2,107	2,366	—	2,366

Total expenses	54,983	(22,505)	32,478	31,186	—	31,186

Losses and other expense	(29)	29	—	(8)	8	—
Equity in earnings	(8)	—	(8)	(14)	—	(14)
Other	(5,431)	5,431	—	—	—	—

Segment financial results	$5,332	$(455)	$4,877	$4,015	$8	$4,023

	As Reported			As Reported
	36 Weeks Ended			36 Weeks Ended
	September 11, 2015			September 12, 2014
Contract Sales
Vacation ownership	$23,528			$21,744
Residential products	28,420			—

Total contract sales	$51,948			$21,744

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE:	Asia Pacific segment revenues and expenses for the twelve weeks ended March 28, 2014 have been restated to reclassify a portion of Cost reimbursements from the Asia Pacific segment to the Europe segment to correct certain immaterial prior period errors. Beginning with the fourth quarter of 2014 we have combined results from Other into Resort management and other services and have recast prior year presentation for consistency.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

EUROPE SEGMENT

12 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands)

	As Reported		As Adjusted	As Reported		As Adjusted
	12 Weeks Ended	Certain	12 Weeks Ended	12 Weeks Ended	Certain	12 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Revenues
Sale of vacation ownership products	$7,591	$—	$7,591	$9,564	$—	$9,564
Resort management and other services	7,179	—	7,179	8,134	—	8,134
Financing	887	—	887	988	—	988
Rental	8,335	—	8,335	8,831	—	8,831
Cost reimbursements	8,003	—	8,003	9,774	—	9,774

Total revenues	31,995	—	31,995	37,291	—	37,291

Expenses
Cost of vacation ownership products	2,070	—	2,070	2,888	—	2,888
Marketing and sales	4,954	—	4,954	5,762	—	5,762
Resort management and other services	5,970	—	5,970	7,141	—	7,141
Rental	4,696	—	4,696	4,881	—	4,881
Royalty fee	126	—	126	144	—	144
Cost reimbursements	8,003	—	8,003	9,774	—	9,774

Total expenses	25,819	—	25,819	30,590	—	30,590

Losses and other expense	(17)	17	—	—	—	—

Segment financial results	$6,159	$17	$6,176	$6,701	$—	$6,701

	As Reported			As Reported
	12 Weeks Ended			12 Weeks Ended
	September 11, 2015			September 12, 2014
Contract Sales	$10,093			$11,307

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE:	Beginning with the fourth quarter of 2014 we have combined results from Other into Resort management and other services and have recast prior year presentation for consistency.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

EUROPE SEGMENT

36 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands)

	As Reported		As Adjusted	As Reported		As Adjusted
	36 Weeks Ended	Certain	36 Weeks Ended	36 Weeks Ended	Certain	36 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Revenues
Sale of vacation ownership products	$19,138	$—	$19,138	$26,822	$—	$26,822
Resort management and other services	19,063	—	19,063	22,029	—	22,029
Financing	2,774	—	2,774	2,973	—	2,973
Rental	15,850	—	15,850	16,900	—	16,900
Cost reimbursements	23,378	—	23,378	27,787	—	27,787

Total revenues	80,203	—	80,203	96,511	—	96,511

Expenses
Cost of vacation ownership products	4,155	—	4,155	6,723	—	6,723
Marketing and sales	15,243	—	15,243	16,779	(287)	16,492
Resort management and other services	16,285	—	16,285	19,387	200	19,587
Rental	11,660	—	11,660	12,108	—	12,108
Royalty fee	290	—	290	426	—	426
Cost reimbursements	23,378	—	23,378	27,787	—	27,787

Total expenses	71,011	—	71,011	83,210	(87)	83,123

Losses and other expense	(13)	13	—	(39)	39	—

Segment financial results	$9,179	$13	$9,192	$13,262	$126	$13,388

	As Reported			As Reported
	36 Weeks Ended			36 Weeks Ended
	September 11, 2015			September 12, 2014
Contract Sales	$22,732			$31,410

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE:	Europe segment revenues and expenses for the twelve weeks ended March 28, 2014 have been restated to reclassify a portion of Cost reimbursements from the Asia Pacific segment to the Europe segment to correct certain immaterial prior period errors. Beginning with the fourth quarter of 2014 we have combined results from Other into Resort management and other services and have recast prior year presentation for consistency.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CORPORATE AND OTHER

12 Weeks and 36 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands)

	As Reported		As Adjusted	As Reported		As Adjusted
	12 Weeks Ended	Certain	12 Weeks Ended	12 Weeks Ended	Certain	12 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Expenses
Cost of vacation ownership products	$1,538	$—	$1,538	$2,399	$—	$2,399
Financing	5,488	—	5,488	5,434	—	5,434
General and administrative	23,214	(1,767)	21,447	21,932	—	21,932
Litigation settlement	—	—	—	250	(250)	—
Organizational and separation related	380	(380)	—	212	(212)	—
Consumer financing interest	5,289	—	5,289	5,605	—	5,605
Royalty fee	11,507	—	11,507	11,507	—	11,507

Total expenses	47,416	(2,147)	45,269	47,339	(462)	46,877

Interest expense	(2,839)	—	(2,839)	(2,890)	—	(2,890)
Other	(1,022)	1,022	—	—	—	—

Financial results	$(51,277)	$3,169	$(48,108)	$(50,229)	$462	$(49,767)

	As Reported		As Adjusted	As Reported		As Adjusted
	36 Weeks Ended	Certain	36 Weeks Ended	36 Weeks Ended	Certain	36 Weeks Ended
	September 11, 2015	Charges	September 11, 2015**	September 12, 2014	Charges	September 12, 2014**
Expenses
Cost of vacation ownership products	$4,400	$—	$4,400	$6,411	$—	$6,411
Financing	16,478	—	16,478	15,976	—	15,976
General and administrative	68,883	(1,767)	67,116	66,913	—	66,913
Litigation settlement	134	(134)	—	250	(250)	—
Organizational and separation related	419	(419)	—	1,747	(1,747)	—
Consumer financing interest	16,558	—	16,558	17,967	—	17,967
Royalty fee	34,521	—	34,521	34,485	—	34,485

Total expenses	141,393	(2,320)	139,073	143,749	(1,997)	141,752

Interest expense	(8,822)	—	(8,822)	(7,638)	—	(7,638)
Other	(1,022)	1,022	—	—	—	—

Financial results	$(151,237)	$3,342	$(147,895)	$(151,389)	$1,999	$(149,390)

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.

NOTE:	Corporate and Other consists of results not specifically attributable to an individual segment, including expenses incurred to support our financing operations, non-capitalizable development expenses supporting overall company development, company-wide general and administrative costs, and the fixed royalty fee payable under the license agreements that we entered into with Marriott International in connection with the spin-off, as well as consumer financing interest expense.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

(In thousands)

	12 Weeks Ended
	September 11, 2015	September 12, 2014
Contract sales
Vacation ownership	$159,757	$167,245
Residential products	—	4,488

Total contract sales	159,757	171,733

Revenue recognition adjustments:
Reportability[1]	(11,051)	(4,503)
Sales Reserve[2]	(7,600)	(7,310)
Other[3]	(4,304)	(4,536)

Sale of vacation ownership products	$136,802	$155,384

[1]	Adjustment for lack of required downpayment or contract sales in rescission period.
[2]	Represents allowance for bad debts for our financed vacation ownership product sales, which we also refer to as sales reserve.
[3]	Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)

(In thousands)

			Revenue				Revenue
	As Reported		Recognition	As Adjusted	As Reported		Recognition	As Adjusted
	12 Weeks Ended	Certain	Reportability	12 Weeks Ended	12 Weeks Ended	Certain	Reportability	12 Weeks Ended
	September 11, 2015	Charges	Adjustment	September 11, 2015**	September 12, 2014	Charges	Adjustment	September 12, 2014**
Sale of vacation ownership products	$136,802	$—	$11,051	$147,853	$155,384	$—	$4,503	$159,887
Less:
Cost of vacation ownership products	40,776	—	3,137	43,913	48,640	—	1,329	49,969
Marketing and sales	71,628	—	986	72,614	73,380	—	385	73,765

Development margin	$24,398	$—	$6,928	$31,326	$33,364	$—	$2,789	$36,153

Development margin percentage[1]	17.8%			21.2%	21.5%			22.6%

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin percentage represents Development margin divided by Sale of vacation ownership products. Development margin percentage is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

(In thousands)

	36 Weeks Ended
	September 11, 2015	September 12, 2014
Contract sales
Vacation ownership	$495,645	$487,082
Residential products	28,420	10,814

Total contract sales	524,065	497,896

Revenue recognition adjustments:
Reportability[1]	(11,124)	(8,228)
Sales Reserve[2]	(23,146)	(23,008)
Other[3]	(13,717)	(13,864)

Sale of vacation ownership products	$476,078	$452,796

[1]	Adjustment for lack of required downpayment or contract sales in rescission period.
[2]	Represents allowance for bad debts for our financed vacation ownership product sales, which we also refer to as sales reserve.
[3]	Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)

(In thousands)

			Revenue				Revenue
	As Reported		Recognition	As Adjusted	As Reported		Recognition	As Adjusted
	36 Weeks Ended	Certain	Reportability	36 Weeks Ended	36 Weeks Ended	Certain	Reportability	36 Weeks Ended
	September 11, 2015	Charges	Adjustment	September 11, 2015**	September 12, 2014	Charges	Adjustment	September 12, 2014**
Sale of vacation ownership products	$476,078	$(28,420)	$11,124	$458,782	$452,796	$—	$8,228	$461,024
Less:
Cost of vacation ownership products	150,857	(21,583)	3,235	132,509	138,925	—	2,545	141,470
Marketing and sales	228,760	(922)	934	228,772	216,827	(287)	638	217,178

Development margin	$96,461	$(5,915)	$6,955	$97,501	$97,044	$287	$5,045	$102,376

Development margin percentage[1]	20.3%			21.3%	21.4%			22.2%

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin percentage represents Development margin divided by Sale of vacation ownership products. Development margin percentage is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

(In thousands)

	12 Weeks Ended
	September 11, 2015	September 12, 2014
Contract sales
Vacation ownership	$142,787	$148,154
Residential products	—	4,488

Total contract sales	142,787	152,642

Revenue recognition adjustments:
Reportability[1]	(9,849)	(4,104)
Sales Reserve[2]	(5,901)	(5,867)
Other[3]	(4,129)	(4,492)

Sale of vacation ownership products	$122,908	$138,179

[1]	Adjustment for lack of required downpayment or contract sales in rescission period.
[2]	Represents allowance for bad debts for our financed vacation ownership product sales, which we also refer to as sales reserve.
[3]	Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)

(In thousands)

			Revenue				Revenue
	As Reported		Recognition	As Adjusted	As Reported		Recognition	As Adjusted
	12 Weeks Ended	Certain	Reportability	12 Weeks Ended	12 Weeks Ended	Certain	Reportability	12 Weeks Ended
	September 11, 2015	Charges	Adjustment	September 11, 2015**	September 12, 2014	Charges	Adjustment	September 12, 2014**
Sale of vacation ownership products	$122,908	$—	$9,849	$132,757	$138,179	$—	$4,104	$142,283
Less:
Cost of vacation ownership products	35,736	—	2,808	38,544	41,394	—	1,191	42,585
Marketing and sales	62,652	—	925	63,577	63,092	—	385	63,477

Development margin	$24,520	$—	$6,116	$30,636	$33,693	$—	$2,528	$36,221

Development margin percentage[1]	20.0%			23.1%	24.4%			25.5%

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin percentage represents Development margin divided by Sale of vacation ownership products. Development margin percentage is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

(In thousands)

	36 Weeks Ended
	September 11, 2015	September 12, 2014
Contract sales
Vacation ownership	$449,385	$433,928
Residential products	—	10,814

Total contract sales	449,385	444,742

Revenue recognition adjustments:
Reportability[1]	(11,351)	(8,296)
Sales Reserve[2]	(17,886)	(18,618)
Other[3]	(13,364)	(13,717)

Sale of vacation ownership products	$406,784	$404,111

[1]	Adjustment for lack of required downpayment or contract sales in rescission period.
[2]	Represents allowance for bad debts for our financed vacation ownership product sales, which we also refer to as sales reserve.
[3]	Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NORTH AMERICA ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)

(In thousands)

			Revenue				Revenue
	As Reported		Recognition	As Adjusted	As Reported		Recognition	As Adjusted
	36 Weeks Ended	Certain	Reportability	36 Weeks Ended	36 Weeks Ended	Certain	Reportability	36 Weeks Ended
	September 11, 2015	Charges	Adjustment	September 11, 2015**	September 12, 2014	Charges	Adjustment	September 12, 2014**
Sale of vacation ownership products	$406,784	$—	$11,351	$418,135	$404,111	$—	$8,296	$412,407
Less:
Cost of vacation ownership products	117,071	—	3,235	120,306	120,332	—	2,509	122,841
Marketing and sales	199,506	—	1,067	200,573	187,501	—	779	188,280

Development margin	$90,207	$—	$7,049	$97,256	$96,278	$—	$5,008	$101,286

Development margin percentage[1]	22.2%			23.3%	23.8%			24.6%

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin percentage represents Development margin divided by Sale of vacation ownership products. Development margin percentage is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

EBITDA AND ADJUSTED EBITDA

12 Weeks and 36 Weeks Ended September 11, 2015 and September 12, 2014

(In thousands)

	As Reported 12 Weeks Ended September 11, 2015	Certain Charges	As Adjusted 12 Weeks Ended September 11, 2015**	As Reported 12 Weeks Ended September 12, 2014	Certain Charges	As Adjusted 12 Weeks Ended September 12, 2014**
Net income	$21,555	$4,916	$26,471	$25,648	$2,077	$27,725
Interest expense[1]	2,839	—	2,839	2,890	—	2,890
Tax provision	14,608	2,491	17,099	17,862	1,299	19,161
Depreciation and amortization	5,292	—	5,292	4,261	—	4,261

EBITDA**	$44,294	$7,407	$51,701	$50,661	$3,376	$54,037

	As Reported 36 Weeks Ended September 11, 2015	Certain Charges	As Adjusted 36 Weeks Ended September 11, 2015**	As Reported 36 Weeks Ended September 12, 2014	Certain Charges	As Adjusted 36 Weeks Ended September 12, 2014**
Net income	$89,650	$(5,403)	$84,247	$80,259	$(1,742)	$78,517
Interest expense[1]	8,822	—	8,822	7,638	—	7,638
Tax provision	61,300	(1,288)	60,012	52,969	(1,238)	51,731
Depreciation and amortization	13,850	—	13,850	13,183	—	13,183

EBITDA**	$173,622	$(6,691)	$166,931	$154,049	$(2,980)	$151,069

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Interest expense excludes consumer financing interest expense.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

2015 ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE—DILUTED OUTLOOK

(In millions, except per share amounts)

	Fiscal Year 2015 (low)	Fiscal Year 2015 (high)
Net income	$112	$119
Adjustments to reconcile Net income to Adjusted net income
Organizational and separation related and other charges[1]	11	10
Gain on dispositions[2]	(10)	(10)
Bulk sales[3]	(6)	(6)
Provision for income taxes on adjustments to net income	1	1

Adjusted net income**	$108	$114

Earnings per share - Diluted[4]	$3.46	$3.68
Adjusted earnings per share - Diluted**,4	$3.33	$3.52
Diluted shares [4]	32.4	32.4

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Organizational and separation related and other charges adjustment includes $2.1 million for organizational and separation related efforts, $1.8 million for refurbishment costs at a project in our North America segment, and $6 million to $7 million of non-capitalizable transaction costs.
[2]	Gain on dispositions adjustment includes a $0.9 million gain associated with the sale of a golf course and adjacent undeveloped land and an $8.7 million gain on the sale of undeveloped land in our North America segment.
[3]	Bulk sales adjustment includes the net $5.9 million of pre-tax income associated with the sale of the 18 units in the Asia Pacific segment.
[4]	Earnings per share - Diluted, Adjusted earnings per share - Diluted, and Diluted shares outlook includes the impact of share repurchase activity only through September 11, 2015.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

2015 ADJUSTED EBITDA OUTLOOK

(In millions)

	Fiscal Year 2015 (low)	Fiscal Year 2015 (high)
Adjusted net income**	$108	$114
Interest expense[1]	12	12
Tax provision	81	85
Depreciation and amortization	21	21

Adjusted EBITDA**	$222	$232

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Interest expense excludes consumer financing interest expense.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

2015 ADJUSTED DEVELOPMENT MARGIN OUTLOOK

	Total MVW
	Fiscal Year 2015 (low)	Fiscal Year 2015 (high)
Development margin[1]	21.1%	22.1%
Adjustments to reconcile Development margin to Adjusted development margin
Revenue recognition reportability	(0.1%)	(0.1%)

Adjusted development margin**,1	21.0%	22.0%

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Development margin represents Development margin dollars divided by Sale of vacation ownership products revenues. Development margin is calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

2015 ADJUSTED FREE CASH FLOW AND NORMALIZED ADJUSTED FREE CASH FLOW OUTLOOK

(In millions)

	Current Guidance
	Low	High	Mid-Point	Adjustments		Normalized
Adjusted net income**	$108	$114	$111	$—		$111
Adjustments to reconcile Adjusted net income to net cash provided by operating activities:
Adjustments for non-cash items[1]	75	78	77	—		77
Deferred income taxes / income taxes payable	12	16	14	—		14
Net changes in assets and liabilities:
Notes receivable originations	(305)	(310)	(308)	—		(308)
Notes receivable collections	270	274	272	20	[6]	292
Inventory	55	60	58	(68)[7]		(10)
Purchase of operating hotels for future conversion to inventory[2]	(62)	(62)	(62)	62	[2]	—
Liability for Marriott Rewards customer loyalty program	(20)	(20)	(20)	20	[8]	—
Organizational and separation related and other charges	(5)	(5)	(5)	5	[9]	—
Other working capital changes	37	40	39	(24)[10]		15

Net cash provided by operating activities	165	185	176	15		191
Capital expenditures for property and equipment (excluding inventory):
New sales centers[3]	(13)	(12)	(13)	13	[3]	—
Organizational and separation related capital expenditures	(3)	(3)	(3)	3	[9]	—
Other	(24)	(22)	(23)	3	[11]	(20)
Investment in operating portion of Surfers Paradise hotel that will be sold[4]	(47)	(47)	(47)	47	[4]	—
Decrease in restricted cash	3	4	4	—		4
Borrowings from securitization transactions	253	257	255	(45)[12]		210
Repayment of debt related to securitizations	(255)	(259)	(257)	—		(257)

Free cash flow**	79	103	92	36		128
Adjustments:
Organizational and separation related and other charges	8	8	8	(8)[9]		—
Proceeds from sale of operating portion of Surfers Paradise hotel[4]	47	47	47	(47)[4]		—
Net change in borrowings available from the securitization of eligible vacation ownership notes receivable through the warehouse credit facility[5]	41	42	42	—		42

Adjusted free cash flow**	$175	$200	$189	$(19)		$170

**	Denotes non-GAAP financial measures. Please see pages A-17 through A-19 for additional information about our reasons for providing these alternative financial measures and limitations on their use.
[1]	Includes depreciation, amortization of debt issuance costs, provision for loan losses, and share-based compensation.
[2]	Represents adjustment for the investment in operating hotels prior to future conversion to inventory.
[3]	Represents incremental investment in new sales centers, mainly to support new sales distributions.
[4]	Represents the estimated investment in, as well as the estimated proceeds from the subsequent sale of, the operating portion of the Surfers Paradise hotel.
[5]	Represents the net change in borrowings available from the securitization of eligible vacation ownership notes receivable through the warehouse credit facility between the 2014 and 2015 year ends.
[6]	Represents normalized notes receivable collections.
[7]	Represents adjustment to align real estate inventory spending with real estate inventory costs (i.e., product costs).
[8]	Represents payment for Marriott Rewards Points issued prior to the Spin-off. Liability to be fully paid in 2016.
[9]	Represents costs associated with organizational and separation related efforts.
[10]	Represents normalized other working capital changes.
[11]	Represents normalized capital expenditures for property and equipment.
[12]	Represents normalized borrowings from securitization transactions.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed or authorized by United States generally accepted accounting principles (“GAAP”). We discuss our reasons for reporting these non-GAAP financial measures below, and the financial schedules reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (identified by a double asterisk (“**”) on the preceding pages). Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP financial measures we report may not be comparable to those reported by others.

Adjusted Net Income. We evaluate non-GAAP financial measures, including Adjusted Net Income, Adjusted EBITDA, and Adjusted Development Margin, that exclude certain items and gains (losses) and other income (expense) in the 12 weeks and 36 weeks ended September 11, 2015 and September 12, 2014 because these non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of certain items and gains (losses) and other income (expense). These non-GAAP financial measures also facilitate our comparison of results from our on-going core operations before certain items and gains (losses) and other income (expense) with results from other vacation ownership companies.

Certain items—12 weeks and 36 weeks ended September 11, 2015. In our Statement of Income for the 12 weeks ended September 11, 2015, we recorded $7.4 million of net pre-tax items, which included a $4.2 million adjustment for transaction costs in our Asia Pacific segment and a $1.0 million adjustment for transaction costs in our Corporate and Other segment, both recorded under the “Other” caption, a $1.8 million adjustment for refurbishment costs at a project in our North America segment, and $0.4 million of organizational and separation related costs recorded under the “Organizational and separation related” caption. In our Statement of Income for the 36 weeks ended September 11, 2015, we recorded $2.8 million of net pre-tax items, which included a $28.4 million adjustment to exclude the bulk sale of 18 units in our Asia Pacific segment recorded under the “Sale of vacation ownership products” caption, with corresponding adjustments of $21.6 million and $0.9 million to the “Cost of vacation ownership products” and Marketing and sales” captions, respectively, a $5.4 million adjustment for transaction costs in our Asia Pacific segment and a $1.0 million adjustment for transaction costs in our Corporate and Other segment, both recorded under the “Other” caption, a $1.8 million adjustment for refurbishment costs at a project in our North America segment, $0.7 million of organizational and separation related costs recorded under the “Organizational and separation related” caption and less than $0.1 million of net litigation related matters recorded under the “Litigation settlement” caption, and a $0.3 million reversal of an accrual associated with a 2014 golf course disposition recorded under the “Litigation settlement” caption because actual costs were lower than expected.

Certain items—12 weeks and 36 weeks ended September 12, 2014. In our Statement of Income for the 12 weeks ended September 12, 2014, we recorded $3.6 million of net pre-tax items, which included a $3.0 million accrual for a litigation settlement in our North America segment and a $0.3 million accrual for a litigation settlement in our Corporate and Other segment, both recorded under the “Litigation settlement” caption, $0.3 million of organizational and separation related costs recorded under the “Organizational and separation related” caption, and less than a $0.1 million impairment charge associated with a project in our North America segment recorded under the “Impairment” caption. In our Statement of Income for the 36 weeks ended September 12, 2014, we recorded $1.1 million of net pre-tax income, which included $7.6 million of income associated with the settlement of a dispute with a former service provider in our North America segment recorded under the “Litigation settlement” caption and a $0.2 million reversal of a severance accrual in our Europe segment recorded under the “Resort management and other services” caption because actual costs were lower than expected, partially offset by a $3.0 million accrual for a litigation settlement in our North America segment and a $0.3 million accrual for a litigation settlement in our Corporate and other segment, both recorded under the “Litigation settlement” caption, $2.3 million of organizational and separation related costs recorded under the “Organizational and separation related” caption, a $0.9 million impairment charge associated with a project in our North America segment recorded under the “Impairment” caption and $0.3 million of severance charges in our Europe segment recorded under the “Marketing and sales” caption.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

Gains (losses) and other income (expense)—12 weeks and 36 weeks ended September 11, 2015. In our Statement of Income for the 12 weeks ended September 11, 2015, we recorded net losses and other expense of less than $0.1 million on the “(Losses) gains and other (expense) income” caption. In our Statement of Income for the 36 weeks ended September 11, 2015, we recorded $9.5 million of net gains associated with the sale of undeveloped land and the sale of a golf course and adjacent undeveloped land in our North America segment under the “Gains and other income” caption.

Gains (losses) and other income (expense)—12 weeks and 36 weeks ended September 12, 2014. In our Statement of Income for the 12 weeks ended September 12, 2014, we recorded a $0.2 million gain associated with the sale of a golf course and adjacent undeveloped land in our North America segment under the “(Losses) gains and other (expense) income” caption. In our Statement of Income for the 36 weeks ended September 12, 2014, we recorded $1.8 million of net gains associated with the sale of a golf course and adjacent undeveloped land, the sale of an undeveloped parcel of land, and the disposition of a project, all of which occurred in our North America segment and were recorded under the “Gains and other income” caption.

Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses). We evaluate Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) as an indicator of operating performance. Adjusted Development Margin adjusts Sale of vacation ownership products revenues for the impact of revenue reportability, includes corresponding adjustments to Cost of vacation ownership products expense and Marketing and sales expense associated with the change in revenues from the Sale of vacation ownership products, and includes adjustments for certain items as itemized in the discussion of Adjusted Net Income above. We evaluate Adjusted Development Margin because it allows for period-over-period comparisons of our on-going core operations before the impact of revenue reportability and certain items to our Development Margin.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”). EBITDA is defined as earnings, or net income, before interest expense (excluding consumer financing interest expense), provision for income taxes, depreciation and amortization. For purposes of our EBITDA calculation (which previously adjusted for consumer financing interest expense), we do not adjust for consumer financing interest expense because the associated debt is secured by vacation ownership notes receivable that have been sold to bankruptcy remote special purpose entities and is generally non-recourse to us. Further, we consider consumer financing interest expense to be an operating expense of our business.

We consider EBITDA to be an indicator of operating performance, and we use it to measure our ability to service debt, fund capital expenditures and expand our business. We also use it, as do analysts, lenders, investors and others, because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies.

Adjusted EBITDA. We also evaluate Adjusted EBITDA, which reflects additional adjustments for certain items and gains (losses) and other income (expense), as itemized in the discussion of Adjusted Net Income above. We evaluate Adjusted EBITDA as an indicator of operating performance because it allows for period-over-period comparisons of our on-going core operations before the impact of certain items and gains (losses) and other income (expense). Together, EBITDA and Adjusted EBITDA facilitate our comparison of results from our on-going core operations before the impact of certain items and gains (losses) and other income (expense) with results from other vacation ownership companies.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

NON-GAAP FINANCIAL MEASURES

Free Cash Flow. We also evaluate Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, and the borrowing and repayment activity related to our securitizations. We consider Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including acquisitions and strengthening the balance sheet. Analysis of Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.

Adjusted Free Cash Flow. We also evaluate Adjusted Free Cash Flow, which reflects additional adjustments for organizational and separation related, litigation, and other cash items, as referred to in the discussion of Adjusted Net Income above. We evaluate Adjusted Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, and the borrowing and repayment activity related to our securitizations, excluding the impact of organizational and separation related, litigation, and other cash charges. We consider Adjusted Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including acquisitions and strengthening the balance sheet. Analysis of Adjusted Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.

Normalized Adjusted Free Cash Flow. We also evaluate Normalized Adjusted Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, the borrowing and repayment activity related to our securitizations, and adjustments to remove the impact of cash flow items not expected to occur on a regular basis. Adjustments eliminate the impact of excess cash taxes, payments for Marriott Rewards Points issued prior to the Spin-off, payments for organizational and separation related efforts, litigation cash settlements and other working capital changes. We consider Normalized Adjusted Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including acquisitions and strengthening the balance sheet. Analysis of Normalized Adjusted Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share data)

	(unaudited)
	September 11, 2015	January 2, 2015
ASSETS
Cash and cash equivalents	$321,690	$346,515
Restricted cash (including $93,803 and $34,986 from VIEs, respectively)	121,752	109,907
Accounts and contracts receivable, net (including $4,211 and $4,992 from VIEs, respectively)	128,321	109,700
Vacation ownership notes receivable, net (including $704,349 and $750,680 from VIEs, respectively)	887,456	917,228
Inventory	721,664	772,784
Property and equipment	247,317	147,379
Other	98,827	127,066

Total Assets	$2,527,027	$2,530,579

LIABILITIES AND EQUITY
Accounts payable	$77,516	$114,079
Advance deposits	66,436	60,192
Accrued liabilities (including $1,635 and $1,088 from VIEs, respectively)	150,928	165,969
Deferred revenue	44,499	38,818
Payroll and benefits liability	87,871	93,073
Liability for Marriott Rewards customer loyalty program	73,904	89,285
Deferred compensation liability	48,468	41,677
Mandatorily redeemable preferred stock of consolidated subsidiary, net	38,935	38,816
Debt, net (including $776,648 and $708,031 from VIEs, respectively)	769,716	703,013
Other	38,239	27,071
Deferred taxes	94,544	78,883

Total Liabilities	1,491,056	1,450,876

Preferred stock - $.01 par value; 2,000,000 shares authorized; none issued or outstanding	—	—
Common stock - $.01 par value; 100,000,000 shares authorized; 36,355,412 and 36,089,513 shares issued, respectively	363	361
Treasury stock - at cost; 5,294,063 and 3,996,725 shares, respectively	(335,339)	(229,229)
Additional paid-in capital	1,138,049	1,137,785
Accumulated other comprehensive income	13,305	17,054
Retained earnings	219,593	153,732

Total Equity	1,035,971	1,079,703

Total Liabilities and Equity	$2,527,027	$2,530,579

The abbreviation VIEs above means Variable Interest Entities.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	36 weeks ended
	September 11, 2015	September 12, 2014
OPERATING ACTIVITIES
Net income	$89,650	$80,259
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,850	13,183
Amortization of debt issuance costs	3,739	3,762
Provision for loan losses	22,753	22,725
Share-based compensation	9,633	9,354
Deferred income taxes	17,261	29,523
Equity method income	(148)	(156)
Gain on disposal of property and equipment, net	(9,492)	(1,849)
Non-cash litigation settlement	(262)	—
Impairment charges	—	860
Net change in assets and liabilities:
Accounts and contracts receivable	(17,799)	(8,609)
Notes receivable originations	(189,029)	(169,784)
Notes receivable collections	192,852	203,728
Inventory	51,467	61,740
Purchase of operating hotels for future conversion to inventory	(61,554)	—
Other assets	26,524	45,650
Accounts payable, advance deposits and accrued liabilities	(52,380)	(67,160)
Deferred revenue	5,742	4,228
Payroll and benefit liabilities	(4,959)	(4,855)
Liability for Marriott Rewards customer loyalty program	(15,384)	(22,737)
Deferred compensation liability	6,791	3,340
Other liabilities	6,236	3,196
Other, net	5,233	80

Net cash provided by operating activities	100,724	206,478

INVESTING ACTIVITIES
Capital expenditures for property and equipment (excluding inventory)	(20,873)	(7,753)
Purchase of operating hotel to be sold	(47,658)	—
(Increase) decrease in restricted cash	(12,616)	20,656
Dispositions, net	20,605	33,310

Net cash provided by investing activities Net cash (used in) provided by investing activities	(60,542)	46,213

FINANCING ACTIVITIES
Borrowings from securitization transactions	255,000	22,638
Repayment of debt related to securitization transactions	(186,383)	(162,680)
Proceeds from vacation ownership inventory arrangement	5,375	—
Debt issuance costs	(4,405)	(1,676)
Repurchase of common stock	(106,110)	(160,155)
Payment of dividends	(16,003)	—
Proceeds from stock option exercises	96	1,723
Excess tax benefits from share-based compensation	68	—
Payment of withholding taxes on vesting of restricted stock units	(9,615)	(5,130)
Other	213	—

Net cash used in financing activities	(61,764)	(305,280)

Effect of changes in exchange rates on cash and cash equivalents	(3,243)	(790)
DECREASE IN CASH AND CASH EQUIVALENTS	(24,825)	(53,379)
CASH AND CASH EQUIVALENTS, beginning of period	346,515	199,511

CASH AND CASH EQUIVALENTS, end of period	$321,690	$146,132